UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2007
                                                         ----------------

                         FLATBUSH FEDERAL BANCORP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Federal                        0-50377                11-3700733
-----------------------------      ---------------------    --------------------
(State or Other Jurisdiction)      (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                         11210
----------------------------------------                         -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.
             ------------

          Consistent with its ongoing efforts to manage expenses and long-range staffing needs, Flatbush Federal Savings & Loan Association, the wholly-owned subsidiary of Flatbush Federal Bancorp, Inc. (together, the "Company") implemented a voluntary separation program that completed on October 22, 2007. Eight employees, or 19% of the Company's 42 full-time employees, fit the criteria for eligibility and were offered the program. As of October 22, 2007, all eight eligible employees elected to participate in the program.

           The cost of the voluntary separation program resulted in the one-time expense to the Company of approximately $265,000.00, net of tax. After giving effect to the estimated cost to hire replacements for certain employees, the projected annual cost savings, net of tax, will be approximately $195,000.00. The one-time expense will be recognized in the fourth quarter of 2007.

         In addition to the voluntary separation program, the Company also implemented a reduction-in-force and elimination of part-time positions. Four out of six part-time positions at the Company were eliminated. The one-time expense to the Company, recognized in the third quarter of 2007, was approximately $9,000.00, net of tax. The projected annual cost savings for the reduction-in-force, net of tax, would be $30,000.00.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

             (a)    Financial Statements of Businesses Acquired. Not applicable

             (b)    Pro Forma Financial Information. Not applicable

             (c)    Shell company transactions. Not applicable

             (d)    Exhibits. Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FLATBUSH FEDERAL BANCORP, INC.



DATE:  October 22, 2007               By:  /s/  Jesus R. Adia
                                          --------------------------------------
                                           Jesus R. Adia
                                           President and Chief Executive Officer